SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the Funds listed below entitled “MANAGEMENT OF THE FUNDS” or “MANAGEMENT”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate.

As of December 1, 2005, the Fund’s shareholders had not yet approved the new investment management contract. As a result, the Fund’s Board has approved an interim investment management contract with the Manager, to ensure that the Fund’s assets continue to be managed without interruption. If a new management contract is not approved by April 30, 2006, the interim management contract will terminate on that date. Management fees will be held in escrow and not paid to the Manager until shareholders approve the new investment management contract with the Manager. If shareholders do not approve the contract, the management fees held in escrow will be disbursed in accordance with applicable law.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC

(“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The procedures described in the Prospectuses under the captions “How to Buy Shares” or “Buying shares”, “Exchanges” or “Exchanging shares”, and “How to Sell Shares” or “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the name of the investment adviser of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Fund. Citi Marks include, but are not limited to, “Citi,” “Citi Funds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The following disclosure supplements the section of the SAIs for each of the Funds set forth below entitled “MANAGEMENT/DISTRIBUTOR”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as the Fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the Fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the Fund’s distributor or principal underwriter include LMIS and CGMI.

Effective December 1, 2005, the Fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAIs for each of the Funds listed below entitled “PORTFOLIO TRANSACTIONS”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the Fund (or the Portfolio) under the Investment Company Act of 1940, as amended. As a result, the Fund (or the Portfolio) will be permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Fund (or the Portfolio) does not normally use an agent in executing portfolio transactions, and it will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Fund (or the Portfolio) will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund (or the Portfolio) will be governed by the Fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAIs under the caption “ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

CITIFUNDS TRUST III	December 31, 2004
Citi Cash Reserves
Citi California Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

FD 03325